BORROWINGS	6 Months Ended
Jun. 30, 2019
Financial Instruments [Abstract]
BORROWINGS
BORROWINGS

(a)	Corporate borrowings
As at June 30, 2019, the partnership has a revolving credit facility with Brookfield that permits borrowings of up to $500 million for the purpose of funding acquisitions and investments. The credit facility is available in U.S. or Canadian dollars, and advances are made by way of LIBOR, base rate, bankers’ acceptance rate or prime rate loans. The credit facility bears interest at the specified LIBOR or bankers’ acceptance rate plus 3.75%, or the specified base rate or prime rate plus 2.75%. As at June 30, 2019, the credit facility remains undrawn.
The partnership also has bilateral credit facilities with a diverse group of banks with aggregate borrowing capacity of $1,050 million. Advances under the facilities are available in Euros, Sterling, Australian, U.S. or Canadian dollars, and advances bear interest at the specified LIBOR, EURIBOR, CDOR, BBSY or bankers' acceptance rate plus 2.50%, or the specified base rate or prime rate plus 1.50%. The facilities are used for general corporate purposes and to fund acquisitions and investments. As at June 30, 2019, the credit facility remains undrawn.

(b)	Non-recourse subsidiary borrowings
Total current and non-current borrowings as at June 30, 2019 were $22,516 million (December 31, 2018: $10,866 million). The increase of $11,650 million compared to December 31, 2018 is primarily due to the acquisition of Healthscope and Clarios, partially offset by with debt repayments at GrafTech and the disposition of our facilities management business.
Some of the partnership's businesses have credit facilities in which they borrow and repay on a monthly basis. This movement has been shown on a net basis in the partnership's unaudited interim condensed consolidated statements of cash flow.
The partnership has credit facilities within its operating businesses with major financial institutions. The credit facilities are primarily composed of revolving term credit facilities and revolving operating facilities with variable interest rates. In certain cases, the facilities may have financial covenants which are generally in the form of interest coverage ratios and leverage ratios. One of the partnership's real estate services businesses within our business services segment has a securitization program under which it transfers an undivided co-ownership interest in eligible receivables on a fully serviced basis, for cash proceeds, at their fair value under the terms of the agreement. While the sale of the co-ownership interest is considered a legal sale, the partnership has determined that the asset derecognition criteria has not been met as substantially all risk and rewards of ownership are not transferred.
Our operations are currently in compliance with or have obtained waivers related to all material covenant requirements of their term loans and credit facilities.